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                                                                      Exhibit 24


                                POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation, and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT F. CLARKE, ERIC K. YEAMAN, CURTIS HARADA, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable Hawaiian Electric Industries, Inc. to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with:

            (i) the registration under the Securities Act of up to an additional 2,500,000 shares of Common Stock without par value of Hawaiian Electric Industries, Inc. for issuance pursuant to the Hawaiian Electric Industries, Inc. Dividend Reinvestment and Stock Purchase Plan, as amended (the "Plan"), and to include in such registration statement pursuant to Rule 429 promulgated under the Securities Act a combined prospectus covering such 2,500,000 shares of Common Stock together with the shares of Common Stock registered but not yet sold pursuant to Registration Statement No. 333-56312, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the registration statement to be filed with the Securities and Exchange Commission in respect of the aforementioned securities, to any and all amendments (including pre- and post-effective amendments) and supplements to said registration statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof; and

            (ii) the current registration under said Act of up to 2,000,000 shares of the Common Stock of Hawaiian Electric Industries, Inc. for issuance pursuant to the Plan (Regis. No. 333-56312), including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to any and all post-effective amendments and supplements to said registration statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection

                                       2
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      with said registration statement or amendments or supplements thereto and/or which operate pursuant to Rule 429 to amend said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and attested by its Vice President-Administration and Corporate Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 22nd day of July, 2003. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.

ATTEST:                             HAWAIIAN ELECTRIC INDUSTRIES, INC.

/s/  Peter C. Lewis                 By /s/ Robert F. Clarke
-------------------------------        -----------------------------------------
Peter C. Lewis                         Robert F. Clarke
Vice President-Administration          Chairman of the Board, President and
and Corporate Secretary                Chief Executive Officer
                                       (Principal Executive Officer)

                                    By /s/ Eric K. Yeaman
                                       -----------------------------------------
                                       Eric K. Yeaman
                                       Financial Vice President, Treasurer and
                                       Chief Financial Officer
                                       (Principal Financial Officer)

                                       3
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/s/ Robert F. Clarke              Chairman of the Board, President,
---------------------------
Robert F. Clarke                  Chief Executive Officer and Director
                                  (Principal Executive Officer)


/s/ Eric K. Yeaman                Financial Vice President, Treasurer and
---------------------------
Eric K. Yeaman                    Chief Financial Officer
                                  (Principal Financial Officer)


/s/  Curtis Y. Harada             Controller
---------------------------
Curtis Y. Harada                  (Principal Accounting Officer)


/s/ Don E. Carroll                Director
---------------------------
Don E. Carroll


/s/ Shirley J. Daniel             Director
---------------------------
Shirley J. Daniel


/s/ Constance H. Lau              Director
---------------------------
Constance H. Lau


/s/ Victor Hao Li                 Director
---------------------------
Victor Hao Li


/s/ T. Michael May                Director
---------------------------
T. Michael May


/s/ Bill D. Mills                 Director
---------------------------
Bill D. Mills


                                  Director
---------------------------
A. Maurice Myers

/s/ Diane J. Plotts               Director
---------------------------
Diane J. Plotts

                                       4
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/s/ James K. Scott                Director
---------------------------
James K. Scott


/s/ Oswald K. Stender             Director
---------------------------
Oswald K. Stender


/s/ Kelvin H. Taketa              Director
---------------------------
Kelvin H. Taketa


/s/ Jeffrey N. Watanabe           Director
---------------------------
Jeffrey N. Watanabe



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